Acquisitions and Divestitures	6 Months Ended
Sep. 30, 2021
Business Combinations [Abstract]
Acquisitions and Divestitures
4.	Acquisitions and Divestitures
(1) Acquisitions
There were no material acquisitions during the six months ended September 30, 2020 and 2021.
In addition, purchase price allocations have been completed during the three months ended June 30, 2020, for investees engaged in wind power generation in India, which were acquired as wholly-owned subsidiaries. As a result, the fair value of the consideration paid fell below the fair value of net assets, which was the difference between identifiable assets and underwriting liabilities, by ¥4,365 million and the amount was recognized as bargain purchase gains. The Company did not recognize any bargain purchase gain during the six months ended September 30, 2021.
(2) Divestitures
Gains on sales of subsidiaries and affiliates and liquidation losses, net for the six months ended September 30, 2020 and 2021 amounted to ¥7,681 million and ¥6,473 million, respectively. Gains on sales of subsidiaries and affiliates and liquidation losses, net for the six months ended September 30, 2020 mainly consisted of ¥2,426 million in ORIX USA segment and ¥4,936 million in Asia and Australia segment. Gains on sales of subsidiaries and affiliates and liquidation losses, net for the six months ended September 30, 2021 mainly consisted of ¥6,305 million in ORIX USA segment.
Gains on sales of subsidiaries and affiliates and liquidation losses, net for the three months ended September 30, 2020 and 2021 amounted to ¥2,361 million and ¥3,476 million, respectively. Gains on sales of subsidiaries and affiliates and liquidation losses, net for the three months ended September 30, 2020 mainly consisted of ¥2,040 million in ORIX USA segment and ¥126 million in Asia and Australia segment. Gains on sales of subsidiaries and affiliates and liquidation losses, net for the three months ended September 30, 2021 mainly consisted of ¥3,397 million in ORIX USA segment.